UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2011

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13265 (Commission File Number)	76-0511406 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On January 20, 2011, CenterPoint Energy Resources Corp. (“CERC”) issued $342,998,000 aggregate principal amount of 4.50% senior notes due 2021 (the “2021 Notes”) in connection with the expiration of the early participation period for its previously announced offer to certain eligible holders to exchange any and all of its outstanding $762 million aggregate principal amount of 7.875% senior notes due 2013 (the “2013 Notes”) for a combination of newly issued 4.50% senior notes due 2021 and cash (the “exchange offer”). As a result, the outstanding principal amount of 2013 Notes has been reduced by $397,236,000, with $364,764,000 remaining outstanding.
     The 2021 Notes were issued pursuant to the Indenture dated as of February 1, 1998 between CERC (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (the “Trustee”), as amended by Supplemental Indenture No. 14, dated as of January 11, 2011, between CERC and the Trustee, and Supplemental Indenture No. 15, dated as of January 20, 2011, between CERC and the Trustee (as so amended, the “Indenture”).
     The 2021 Notes will mature on January 15, 2021. CERC will pay interest on the 2021 Notes on January 15 and July 15 of each year, beginning on July 15, 2011. The 2021 Notes are general unsecured obligations of CERC, rank equally in right of payment with all of CERC’s other existing and future unsecured and unsubordinated indebtedness and, with respect to the assets and earnings of CERC’s subsidiaries, structurally rank below all of the liabilities of such subsidiaries. The 2021 Notes are subject to optional redemption prior to maturity as described in the Indenture. The 2021 Notes and the Indenture contain customary events of default, including failure to pay principal or interest on the 2021 Notes when due.
     In connection with the issuance of the 2021 Notes, CERC has entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the dealer managers for the exchange offer and other parties named therein. Pursuant to the Registration Rights Agreement, CERC will be obligated to file a registration statement with respect to an offer to exchange the 2021 Notes for substantially similar notes of CERC that are registered under the Securities Act or, in certain circumstances, register the resale of the 2021 Notes.
     CERC will generally be required to file the registration statement no later than 120 days after the final settlement date relating to the exchange offer (the “Registration Rights Issue Date”) and to cause such registration statement to become effective no later than 180 days after the Registration Rights Issue date (unless the registration statement is reviewed by the SEC, in which case no later than 240 days after the Registration Rights Issue Date). If it fails to satisfy these and other obligations contained in the Registration Rights Agreement, CERC will be obligated to make additional payments of interest to the holders of the 2021 Notes as described in the Registration Rights Agreement.
     The 2021 Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
     A copy of the Indenture, the form of Supplemental Indenture No. 14 (including the forms of the 2021 Notes), the form of Supplemental Indenture No. 15 and the form of Registration Rights Agreement have been filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this report and are incorporated by reference herein.

Item 8.01	Other Events.
     On January 19, 2011, CERC issued the press release attached as Exhibit 99.1 to this Form 8-K. The press release relates to the expiration of the early participation period for and the pricing of the exchange offer.

Item 9.01	Financial Statements and Exhibits.
     The exhibits listed below are filed herewith.
(d)	Exhibits.
4.1	Indenture, dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).
4.2	Form of Supplemental Indenture No. 14 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of the 2021 Notes) (incorporated by reference to Exhibit 4.2 to CERC’s Current Report on Form 8-K filed on January 10, 2011).
4.3	Form of Supplemental Indenture No. 15 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4	Form of Registration Rights Agreement among CenterPoint Energy Resources Corp., the representatives of the initial purchasers of the 2021 Notes and the other parties named therein (incorporated by reference to Exhibit 4.3 to CERC’s Current Report on Form 8-K filed on January 10, 2011).
99.1	Press Release dated January 19, 2011, announcing the expiration of the early participation period for and the pricing of the exchange offer for 7.875% senior notes due 2013.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.
Date: January 20, 2011	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

4.1	Indenture, dated as of February 1, 1998, between CenterPoint Energy Resources Corp. (formerly NorAm Energy Corp.) and The Bank of New York Mellon Trust Company, N.A. (successor to JPMorgan Chase Bank, National Association (formerly Chase Bank of Texas, National Association)), as trustee (incorporated by reference to Exhibit 4.1 to CERC’s Current Report on Form 8-K dated February 5, 1998).

4.2	Form of Supplemental Indenture No. 14 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of the 2021 Notes) (incorporated by reference to Exhibit 4.2 to CERC’s Current Report on Form 8-K filed on January 10, 2011).

4.3	Form of Supplemental Indenture No. 15 to the Indenture between CenterPoint Energy Resources Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4	Form of Registration Rights Agreement among CenterPoint Energy Resources Corp., the representatives of the initial purchasers of the 2021 Notes and the other parties named therein (incorporated by reference to Exhibit 4.3 to CERC’s Current Report on Form 8-K filed on January 10, 2011).

99.1	Press Release dated January 19, 2011, announcing the expiration of the early participation period for and the pricing of the exchange offer for 7.875% senior notes due 2013.